CASTLE CONVERTIBLE FUND, INC.

Annual Report
October 31, 1999

Dear Shareholder:

      The change in monetary policy, marked by the Federal Reserve's decision to raise short-term interest rates by 25 basis points at its June 30 meeting, cast a pall over the financial markets at the start of the summer and investors were whipsawed by increasing volatility throughout the summer and fall. The monthly economic data continued to paint the picture of a robust domestic economy, but there was also very little evidence of any buildup in inflationary pressures. Investors dissected each new piece of economic data to gauge if it would increase or decrease the likelihood of another interest rate hike. As a result, the yield on 30-year Treasury bonds oscillated between 5.90% and 6.25% during the three months ended October 31st. As concerns of another rate increase by the Federal Reserve began to intensify, the stock market lost momentum. It reached a near-term high in mid-July and then began to fall. An attempt to rally in August was cut short following the Federal Reserve's decision to raise rates a second time on August 24th. The sell-off in the stock market continued through the end of September. Although the Federal Reserve did not raise interest rates at its October 5th meeting, it did adopt a tightening bias. The markets interpreted this statement as evidence that the Federal Reserve was poised to tighten rates as early as the November meeting which, in fact, it did. The negative bias again pushed the stock market down. As a result, the stock market showed only a modest gain, as measured by the S&P 500 Index, during the three months ended October 31st.

      Because Castle's investment goal is to provide a steady source of income for its investors, many of its holdings are extremely sensitive to interest rates. As a result, in a period of rising interest rates, the value of the Fund's holdings will be subject to the downward pressures faced by all income securities. Its exposure to the stock market, however, may often cushion the declines in the bond market. That continued to be the case in the fourth fiscal quarter ended October 31st, with the Fund holding its ground during a volitile period in the markets.

      We continue to believe that the U.S. economy will begin to generate slower growth and thereby ease any upward pressure on prices. Once the fixed-income markets become convinced that the rate increases have been sufficient to bring the economy to a substantial path of growth, we expect long-term rates to stabilize. Such a rally in the bond market should help propel the stock market upward. We believe that will be a very positive environment for your Fund.
Respectfully submitted David D. Alger President

December 15, 1999

CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 1999

Principal
Amount

$   500,000

1,200,000

350,000

1,500,000

700,000

700,000

1,700,000

1,200,000

450,000

1,250,000

1,695,000

1,250,000

1,500,000

1,500,000

1,500,000

500,000

1,400,000

1,250,000

Shares

30,000

30,000

1,800

3,000

20,000

28,000

2,600

19,000

30,000

25,000

40,000

60,000

30,000

6,000

9,000

14,000

25,000

20,000

40,000

35,000

15,000

10,000

40,000

20,000

25,000

35,000

Shares

247

28,000
28,000
50,000
68,000

Principal
Amount
$   550,000

1,460,000

1,525,000

150,000

Corporate Convertible
 Bonds--35.5%
COMMUNICATION EQUIPMENT--2.9%
DSC Communications Corp., Cv.
 Sub. Notes, 7.00%, 8/1/04(a)
DSC Communications Corp., Cv.
 Sub. Notes, 7.00%, 8/1/04

COMMUNICATIONS--1.2%
Nextel Communications, Inc.,
 Sr. Notes, 4.75%, 7/1/07(a)
COMPUTER RELATED & BUSINESS
 EQUIPMENT--2.0%
Quantum Corporation, Cv. Sub.
 Notes, 7.00%, 8/1/04
CONSUMER PRODUCTS &
 SERVICES--1.6%
Lamar Advertising Co.,
 Cv. Notes, 5.25%, 9/15/06
HEALTH CARE--6.6%
Alpharma Inc., Cv. Sub. Notes,
 5.75%, 4/1/05
Cetus Corp., Cv. Euro, 5.25%,
 5/21/02
Sepracor Inc., Cv. Sub. Deb.,
 7.00%, 12/15/05

LEISURE & ENTERTAINMENT--1.2%
Speedway Motorsport, Inc., Cv.
 Sub. Deb., 5.75%, 9/30/03
MANUFACTURING--2.0%
Quanex Corp., Cv. Sub. Deb.,
 6.88%, 6/30/07
PRINTING--2.7%
Scholastic Corp., Cv. Sub.
 Notes, 5.00%, 8/15/05(a)
RETAILING--9.3%
Amazon.com Inc., Sr. Cv. Sub.
 Notes, 4.75%, 2/1/09(a)
Genesco Inc., Cv. Sub. Notes,
 5.50%, 4/15/05(a)
Michaels Stores Inc., Cv. Sub.
 Deb., 6.75%, 1/15/03
Sunglass Hut Inc., Cv. Sub.
 Notes, 5.25%, 6/15/03

SEMICONDUCTORS--6.0%
Lattice Semiconductor Corp.,
 Cv. Sub. Notes, 4.75%,
 11/1/06(a)
Micron Technology, Inc., Cv. Sub.
 Notes, 7.00%, 7/1/04
Photronics Inc., Cv. Sub. Notes,
 6.00%, 6/1/04

Total Corporate Convertible Bonds
 (Cost $19,397,992)
Convertible Preferred
 Securities--40.9%
BUILDING & CONSTRUCTION--3.7%
Owens Corning Capital LLC,
 $3.25 Monthly Income Pfd.(a)
TXI Capital Trust I, 5.50%,
 Cv. Pfd

CHEMICALS &
 PHARMACEUTICALS--2.3%
Hercules Trust II, 6.50%, Cv. Pfd.
 (Crest Units)
COMMUNICATIONS--6.3%
Emmis Communications
 Corporation, 6.25%, Cv. Pfd.,
 Series A
Entercom Communications
 Capital Trust, 6.25%, Cv. Pfd
MCI Worldcom Inc., $2.25, Cv.
 Pfd., Series C
McLeodUSA Inc., 6.75% Cv.
 Pfd., Series A

ENERGY--10.9%
Calpine Capital Trust Income
 Equity, 5.75%, Cv. Pfd.
Devon Financing Trust, $3.25,
 Cv. Pfd.
Newfield Financial Trust I,
 6.50%, Cv. Pfd., Series A
Unocal Capital Trust II, 6.25%,
 Cv. Pfd

FINANCIAL SERVICES--3.5%
CNB Capital Trust I, 6.00%, Cv.
 Pfd.
FOODS & BEVERAGES--1.8%
Suiza Capital Trust II, 5.50%,
 Cv. Pfd.
LEISURE & ENTERTAINMENT--1.6%
Royal Caribbean Cruises Limited,
 $3.625, Cv. Pfd. A
PACKAGING PRODUCTS--.8%
International Paper Capital Trust,
 5.25%, Cv. Pfd.
RAILROADS--3.3%
Canadian National Railway
 Co., 5.25%, Cv. Pfd.
Union Pacific Capital Trust,
 6.25%, Cv. Pfd.

RAW MATERIALS--.8%
Bethlehem Steel Corporation,
 $5.00, Cum., Pfd.
REAL ESTATE--1.7%
Prologis Trust, 7.00%, Cv.
 Pfd. B
UTILITIES--3.2%
El Paso Energy Capital Trust I,
 4.75%, Cv. Pfd. C
Total Convertible Preferred
 Securities (Cost $22,282,030)
Mandatory Convertible
 Securities--9.6%
COMMUNICATIONS--1.6%
Cox Communications, Inc.,
 7.00% Income Prides,
 8/15/02 (b)
ENERGY--2.1%
Apache Corp., $2.015
 Depositary Shares
 5/15/02 (b)
Enron Corp., 7.00%
 Exchangable Notes 7/31/02(b)

LEISURE & ENTERTAINMENT--1.8%
Premier Parks Inc., 7.50% Income
 Equity Securities, 4/1/01(b)
RETAILING--1.6%
Dollar General STRYPES Trust,
 $3.352, 5/15/01(b)
UTILITIES--2.5%
NISOURCE Inc., 7.75% Premium
 Income Equity Securities,
 2/19/03(b)
Total Mandatory Convertible
 Securities (Cost $5,820,363)
Common Stocks--7.7%
COMMUNICATIONS
McLeodUSA Inc. Cl.A*
UTILITIES--7.7%
American Electric Power Co., Inc.
New Century Energies Inc.
OGE Energy Corp.
Puget Sound Energy Inc.

Total Common Stocks
 (Cost $4,010,116)
Short-Term Corporate
 Notes--6.3%
AT&T Capital Corp., 5.18%,
 11/9/99
Bank of Austria Inc.,
 5.34%, 11/17/99
Ford Motor Credit Company,
 5.22%, 11/16/99
Kansas City Power & Light,
 5.32%, 11/4/99
Total Short-Term Corporate Notes
 (Cost $3,677,509)

Value

$     506,250

    1,215,000
    1,721,250

       673,750

    1,196,250

       954,188

929,250

1,802,000

    1,156,500
    3,887,750

       679,500

    1,187,500

    1,576,350

1,328,125

1,350,000

1,552,500

    1,226,250
    5,456,875

541,875

1,727,250

    1,223,436
    3,492,561

  20,825,974

Value

$  1,102,500

    1,094,061
    2,196,561

    1,351,800

168,000

1,292,500

1,193,500

    1,040,000
    3,694,000

1,111,500

1,908,750

1,286,718

    2,080,000
    6,386,968

    2,040,000

    1,036,875

       960,000

       478,125

707,000

    1,215,625
    1,922,625

    1,030,000

       980,000

$  1,855,000

  23,931,954

       930,000

357,500

       860,000
    1,217,500

    1,080,000

       959,375

    1,439,375

    5,626,250
Value

$       11,015

966,000
911,750
1,134,375
    1,504,500
    4,516,625

    4,527,640

549,366

1,456,533

1,521,677

       149,933

    3,677,509

Total Investments (Cost $55,188,010)(c) Liabilities in Excess of Other Assets Total Net Assets	100.0% (0.0) 100.0%	58,589,327 (6,755) $58,582,572

____________________
* (a) (b) (c)

Non-income producing security.
Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
At October 31, 1999, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $55,188,010, amounted to $3,401,317, which consisted of aggregate gross unrealized appreciation of $5,651,158 and aggregate gross unrealized depreciation of $2,249,841.

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

ASSETS:
  Investments in securities, at value (cost $55,188,010), see accompanying schedule of investments
  Cash
  Receivable for investment securities sold
  Dividends and interest receivable
  Prepaid expenses
      Total Assets
LIABILITIES:
  Payable for investment securities purchased
  Investment advisory fees payable
  Directors' fees payable
  Accrued expenses
      Total Liabilities
NET ASSETS applicable to 2,236,003 outstanding shares of $0.01 par value
 (10,000,000 shares authorized)
NET ASSET VALUE PER SHARE

$1,450,000 36,801 3,425 41,458	$58,589,327 65,984 984,443 471,145 3,357 60,114,256 1,531,684 $58,582,572 $ 26.20

STATEMENT OF OPERATIONS
For the year ended October 31, 1999

INVESTMENT INCOME:
  Income:
    Interest
    Dividends
      Total Income
  Expenses:
    Investment advisory fees--Note 2(a)
    Shareholder reports
    Directors' fees
    Custodian and transfer agent fees
    Professional fees
    Bookkeeping fees
    Miscellaneous
      Total Expenses
NET INVESTMENT INCOME
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments
  Net change in unrealized depreciation on investments
  Net realized and unrealized gain (loss) on investments
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

$ 440,599 36,729 38,000 21,259 19,013 18,000 21,086 641,934 1,732,506	$ 1,557,081 1,995,350 3,552,431 594,686 2,957,745 2,374,440 $ 5,332,185

See Notes to Financial Statements

CASTLE CONVERTIBLE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31, 1999	Year Ended October 31, 1998

FROM INVESTMENT ACTIVITIES:
  Net investment income
  Net realized gain on investments
  Net change in unrealized appreciation (depreciation) on investments
  Net increase (decrease) in net assets resulting from operations
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
  Net realized gains
      Total dividends
      Net increase (decrease) in net assets
NET ASSETS:
  Beginning of year
  End of year (including undistributed net investment income of $104,705 and $411,524, respectively)

$ 2,957,745 641,934 1,732,506 5,332,185 (3,264,564) (111,800) (3,376,364) 1,955,821 56,626,751 $58,582,572	$ 3,107,464 248,589 (5,507,167) (2,151,114) (3,331,584) (5,142,806) (8,474,390) (10,625,504) 67,252,255 $56,626,751

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year
Year Ended October 31,
1999	1998	1997	1996	1995

Net asset value, beginning of year
Net investment income
Net realized and unrealized gain
 (loss) on investments
Total from investment operations
Dividends from net investment income
Distributions from net realized gains
      Total Distributions
Net asset value, end of year
Market value, end of year
Total investment return based on
 market value per share
Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)
  Ratio of expenses to average net assets
  Ratio of net investment income to
   average net assets
  Portfolio Turnover Rate

$25.32 1.32 1.07 2.39 (1.46) (0.05) (1.51) $26.20 $21.00 (1.29%) $58,583 1.02% 5.05% 60.65%	$30.08 1.39 (2.36) (0.97) (1.49) (2.30) (3.79) $25.32 $22.75 1.66% $56,627 1.04% 5.00% 52.99%	$29.54 1.54 2.08 3.62 (1.60) (1.48) (3.08) $30.08 $25.75 14.01% $67,252 1.00% 5.26% 57.58%	$28.39 1.56 1.89 3.45 (1.59) (0.71) (2.30) $29.54 $25.38 8.14% $66,050 1.03% 5.44% 63.68%	$25.77 1.74 3.29 5.03 (1.60) (0.81) (2.41) $28.39 $25.63 15.82% $63,478 1.05% 6.62% 52.80%

See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotatio

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees--Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 1999, no reimbursement was required pursuant to the Contract. F the total investment advisory fee charged to the Fund amounted to $440,599, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 1999, the Fund incurred fees of approximately $7,100 for services provided by Alger Services and reimbursed Alger Services approximately $2,100 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees--Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates--At October 31, 1999, the Adviser and its affiliates owned 423,126 shares of the Fund.

NOTE 3--Securities Transactions:

      During the year ended October 31, 1999, purchases and sales of investment securities, excluding short-term securities, aggregated $39,987,614 and $32,595,396, respectively.

NOTE 4--Components of Net Assets:

      At October 31, 1999, the Fund's net assets consisted of:
Paid in capital Undistributed net investment income Undistributed net realized gain Net unrealized appreciation NET ASSETS	$54,012,068 104,705 1,064,482 3,401,317 $58,582,572

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of
Castle Convertible Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc. (a Delaware Corporation), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Castle Convertible Fund, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
ARTHUR ANDERSEN LLP

New York, New York
December 7, 1999
CASTLE CONVERTIBLE FUND, INC.

Board of Directors

Fred M. Alger, Chairman
David D. Alger
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White

_____________________________________________________________________________

Investment Adviser

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, N.Y. 10048

_____________________________________________________________________________

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811

_____________________________________________________________________________

Results of the Annual Meeting of Shareholders

The annual meeting of the shareholders of the Fund was held on December 8, 1998. The following matters were submitted to a shareholder vote and approved:

(i) the reelection of the following directors of the Fund: Fred M. Alger, David D. Alger, Lester L. Colbert, Jr., Arthur M. Dubow, Stephen E. O'Neil, Nathan E. Saint-Amand, and John T. Sargent. Each of the directors reelected received at least 1,908,538 affirmative votes and no more than 40,592 votes were withheld for any director. There were 11,182 abstentions.

(ii) the ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1999: For--1,909,043; Against--14,161; Abstain--34,170

_____________________________________________________________________________

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.